0 The most efficient and most effective way to allocate capital to multi-family real estate Investor Presentation November 2023 The Elm Bethesda, MD Ocean House, 707 Leahy, and One Ardmore Place were recognized in Q1 2023 as Top 100 Multifamily Properties as part of the Kingsley Excellence Awards Exhibit 99.1

AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

Key takeaways

AIR is on plan for 2023

- ~98% of leasing complete
- 5.8% signed blended lease growth YTD
- Physical occupancy today at 97.5%
- Run-Rate FFO per share up 7.8% in 2023
- *Result*: attractive growth in 2024

Operations matter

- AIR enjoyed peer-leading[(1)] (i) customer retention, (ii) rental rate growth, (iii) Same Store NOI growth, and (iv) Same Store NOI margin YTD
- Emphasis on renewal business… which is ~20% more profitable than new leases

Portfolio composition matters

- Portfolio upgraded in Q3 through paired trades
  - Improvement as measured in ~11% higher rents, lower average age by ~24 years, and reduced capital replacement for annual needs by ~$2,600 per unit
- Portfolio diversification by markets and price point keep impacts of new supply at typical levels
- Accretive acquisitions help growth rate

Opportunity is present in today's markets

- Macro trends following familiar patterns
- ~2-3% CPI (rent = ~34%) → ~3-4% 10-Yr Treasury
- ~5-6% normalized cap rate environment
  - Treasury repricing exposure and continued deficits suggest closer to 6% than to 5%
- AIR well positioned:
  - Diversified portfolio; average supply exposure
  - Comparative advantage in operations
  - Clear paired trade capital allocation framework
  - Safe balance sheet with ample liquidity

	% AIR GAV[(2)]	NOI Growth Rate
Same Store *(excl. Class of 2021)*	75%	Peer-leading[(1)]
Acquisitions *(Class of 2021 / 2022)*	**14%**	**~ 3x Same Store in Q3 YoY**
Class of 2023 / Other Real Estate	11%	YoY variance will be tracked in 2024

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Reflects AIR GAV at share.

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AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Portfolio update

- Paired trades of older properties with long-term trend growth for newer properties with higher growth prospects

Unlevered IRR Expectation

Acquisitions


The Elm
Bethesda, MD


Villages at Olde Towne
Raleigh, NC


Brizo
Durham, NC

- **$287M of acquisitions in Q3 at underwritten IRRs of >10%**
  - $250M acquisition of The Elm ($133M at AIR share)
    - 456 apartment homes in iconic downtown Bethesda property; first acquisition of the Core JV
  - Strategic entry into Raleigh-Durham at an attractive basis
    - $70M acquisition of Brizo; 260 homes located within the Research Triangle
    - $84.5M acquisition of The Villages at Olde Towne; 360 homes located in Raleigh
- **Q3 paired trade analysis:**
  - $505M raised in the Core JV and a $21M property sale at ~8% unlevered IRR cost of capital
    - Additional $100M raised in the acquisition of The Elm
  - Properties acquired have: (i) 11% higher average rents, (ii) average age of ~2-years (vs. 26 years for those interests sold), and (iii) ~$2,600 per unit in reduced capital replacement needs
- **$240M of remaining gross proceeds invested in repurchases and de-leveraging (see below)**

Unlevered IRR Expectation: **>10%**

Q3 paired trade is neutral to 2024 FFO and accretive to 2024 AFFO, and accretive in 2025+

Share Repurchases

- $78M of shares repurchased in Q3 at an average price per share of $34.57 (2.2M shares; ~1.5% of shares outstanding)
- ~12% of capital deployed over YTD

Unlevered IRR Expectation: **>10%**

Update on other capital uses:

Capital Enhancements

- Programmatic property upgrades with ~10% unlevered IRRs drive FFO and AFFO accretion and long-term value creation
- Projected at $70-80M for 2023, contributing ~75 bps to Same Store Revenue; funded by retained AFFO (after dividends)

Unlevered IRR Expectation: **~10%**

De-Leveraging

- Refinanced $479M of debt at an interest cost ~30 bps higher than the short-term debt repaid, and 110 bps < current rates
- On track for < 6.0x Net Leverage at year-end

Unlevered IRR Expectation: **~4%**

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AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

2023E recurring FFO up 7.8%

	2022	2023 Guidance *(Midpoint)*	% Δ
AIR Reported / Initial FFO per Share Guidance (Midpoint)	$2.41	$2.41	-%
Less: Contribution of Aimco Note Prepayment[(1)]	(0.22)	n/a	n/a
Less: 2023 Recurring FFO Impacts	n/a	(0.05)	n/a
AIR Pro forma Run-Rate FFO per Share	**$2.19**	**$2.36**	**7.8%**
Plus: 2023 Non-Recurring FFO Impacts		0.05	
AIR Current 2023 Pro forma FFO per Share Guidance		**$2.41**	

At the midpoint, AIR expects 2023 Pro forma FFO per Share of $2.41, which includes a net $0.05 contribution from non-recurring FFO items (recognized primarily in Q3):

- $0.08 of income from interest rate swaps accelerated by the repayment of certain previously hedged term loans
  - In Q3, AIR extended its maturity profile through refinancing (i) $154M of revolver borrowings and (ii) $325M of 2023 and 2024 maturities (before consideration of higher cost extension options) with new loans at an average 5.2% interest rate and 5.3-year weighted average maturity
- ($0.03) of legal costs and casualty losses in excess of AIR's typical run-rate amounts

(1) Aimco note receivable had accelerated repayment with support of shareholders to further disentangle the relationship with Aimco. Original maturity date was 1/31/2024.

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AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Macro perspective on apartments

Apartment Cycle & Current Environment

- **Much about today's business is familiar and predictable**
  - Apartment demand > supply following the GFC
  - Builders responded… amplified by low debt costs… and now supply > demand
  - Some (not all) markets are overbuilt; rent growth has slowed
- **Apartment REIT shares impacted by (i) flattening property NOI growth and (ii) higher interest rates**

- **Decline in CPI (~34% cost of housing) may now follow**
  - *10-Yr Treasury*: CPI + 93 bps over the last 20-years on average
    - Spread has ranged between +249 bps and (41) bps
  - ~2-3% CPI could equate to ~2.9-3.9% 10-Yr Treasury
- **Fewer new starts until interest rates decline and costs adjust**
  - FNMA forecasts starts declining 14% in 2023 and 25% in 2024
  - Current supply will be absorbed, and rents will increase, but, in many markets, they will decline first…
    - Single family homes remain an expensive alternative
    - Natural population growth will continue to support demand
- **Property values may climb too… but perhaps more slowly**
  - Cap rates average ~215 bps > 10-Yr Treasury
  - Implied cap rate range of ~5-6% as interest rates settle
    - Treasury repricing exposure and continued deficits suggest closer to 6% than to 5%

The Opportunity for AIR

- **Successful investing in this market is likely to turn on:**
  - Limited exposure to markets with overbuilding; and
  - Factors independent of the macro cycle (*e.g.*, property operations and acquisitions at attractive basis)
- **AIR sees great opportunity with:**
  - A diversified portfolio with average exposure to supply
  - Comparative advantage in property operations
    - Ability to increase NOI and FCF faster than peers
    - Operating leverage in low offsite costs
    - Financial leverage in safe, fixed-rate debt
  - Organic investment in property upgrades funded by retained AFFO (after dividends)
  - External opportunity to acquire at distressed prices
    - Funded in partnership with large, low cost of capital investors attracted to AIR's operating expertise

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5 The most efficient and most effective way to allocate capital to multi-family real estate AIR positioned for attractive growth in 2024 • Expected growth supported by (i) 2023 results, (ii) 2024 opportunities, (iii) levered by low offsite costs and a low risk, fixed-rate balance sheet Balance Sheet Capital Allocation Same Store Expense • Ample opportunity for > 10% unlevered IRRs through property upgrades funded by retained FCF and from leverage-neutral acquisitions, funded by paired trades including co-investment with sovereign / institutional partners • Organic de-levering from EBITDA growth to ~5.5x by year-end 2024 • Annual interest costs similar to AIR's weighted average rates as of Q3 2023 • Continued expense discipline based on track record of COE containment over time (incl. inflationary environments) • G&A, net of asset management fees, < 15 bps of GAVOffsite Costs Same Store Revenue • Same Store revenue growth of mid-single digits, before market rate growth: – Earn-in from 2023 leasing activity and loss-to-lease – Average daily occupancy (vs. 2023) – Bad debt (improvement with elimination of pandemic impacts) – Incremental contribution from 2022 acquisitions moving into Same Store – Contribution of earn-in of 2024 programmatic capital enhancements Preliminary range before consideration of changes in market rents + 2.1% to 2.5% + 10 to 20 bps + 20 to 40 bps + 30 to 70 bps + 25 to 50 bps + 2.9% to 4.1%

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Supply impacts in line with historical experience

- Competitive new supply is familiar to AIR; historical experience of ***~20-30% of NOI*** impacted by new supply
- Supply and demand are highly local; analysis below considers addresses, as well as submarkets

	Units @ Share	% AIR NOI @ Share	% AIR NOI w/Supply Impact[1] "A"	"B"	Total	Market / Supply Commentary
California	6,400	37%	-%	4%	4%	+ Supply growth across California remains at < 1% of inventory + Continued strength in San Diego and LA; LA COVID bad debt impacts moving to rear view ~ Leasing sluggish in the Bay Area in the Peninsula / San Jose; **NO** properties in the City of SF
South Florida	3,812	20%	5%	-%	5%	+ 50%+ in rent increases since 2021 still being absorbed / earned-in; rent growth is positive but slowing + Long-term attractiveness of South Florida (e.g., weather, taxes, and rule of law) is unchanged ~ Insurance a challenge; but, recently built / renovated properties (Watermarc / Southgate / Flagler) achieved favorable premiums due to superior construction and AIR operating processes ~ Supply in Edgewater (Watermarc and Bay Parc); supply in Fort Lauderdale (Flagler); 2023 deliveries largely absorbed
Washington, DC	4,521	16%	1%	2%	3%	+ Seasonally adjusted market rents continue to increase YoY; market remains attractive (*e.g.*, Elm acquisition) + Moderate supply in pockets; properties not impacted on account of location and/or positioning + Opportunity if federal employees return to office
Philadelphia	2,070	9%	7%	-%	7%	+ University City properties well positioned on UPenn campus; Center City properties will benefit from Comcast's new RTO mandate in 9/2023 ~ New supply plunging after pull forward from 1/1/2022 reduction in Philadelphia Tax Abatement Program value and increase in construction sales tax
Denver	1,976	7%	1%	2%	3%	+ No supply risk in Boulder + Price points in suburban properties well below those of new supply ~ Elevated supply around Anschutz Medical Campus, but AIR properties "on campus," while new supply is not
Boston	1,284	7%	2%	-%	2%	+ Market screens for elevated supply; however, three AIR properties in Kendall Square insulated by proximity to MIT and suburban properties are at price points below those of new supply ~ One Canal (North Station) will be subject to increased competitive supply in the future, though not 2024
Other	1,608	4%	2%	1%	2%	~ Elevated supply in Atlanta (West Midtown), Minneapolis (Uptown), and Raleigh (Research Triangle); recent entry into the Raleigh submarket done so at an attractive basis
Total	**21,671**	**100%**	**18%**	**8%**	**26%**	

(1) Supply Impact defined as % of NOI at AIR properties where either submarket supply inventory levels are > 2% or impacts of competitive lease up activity are present.

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7 The most efficient and most effective way to allocate capital to multi-family real estate • $2.1B of liquidity (3x peer-average(1)) • No debt maturing until Q2 2025 – Weighted-average maturity of 6.9 years • Sufficient committed liquidity to repay all maturities through 2027 • Net Leverage to EBITDAre on track for < 6.0x at year-end – Expected EBITDA growth supports de- levering to ~5.5x by end of 2024 • Weighted-average interest cost of 4.3% – Limited exposure to interest rate risk AIR Refunding Schedule ($M) $- $- $561 $299 $228 $534 $141 $342 $137 $267 $377 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033+ No debt maturing before Q2 2025 Ample Liquidity & Limited Financial Risk Safe, highly liquid balance sheet 6.3x / 6.2x Net Debt / Leverage to EBITDAre BBB / Baa2 S&P / Moody’s Ratings $5.3B Unencumbered Property Pool 30.5% Net Leverage to GAV (1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Corporate responsibility highlights

- AIR's 2022-2023 Corporate Responsibility Report is posted to our corporate responsibility site

Social

- Kingsley Elite Five winner
  - 2nd consecutive year
  - #1 REIT operator; #2 of all operators
- 4.42 / 5 in team engagement
  - Record participation at 79%
- Consecutive Top Workplace awards across several regions
- Emphasis on Patriotic causes
  - Full pay and benefits to teammates deployed overseas
  - > $4.8M in donations in last 10-years, including > $2.7M to Veteran nonprofits

Environmental

- Achieved GHG emissions goals 2-years early
  - GHG emissions down 17% over 2019 baseline
  - Energy usage down 10% over 2019 baseline
  - Waste diversion up 16% over 2019 baseline
- 75% of AIR's properties certified as sustainable
  - Goal of 95% by year-end 2024

Governance

- Governance and Corporate Responsibility Committee Charter amended to include oversight of climate-related risks and opportunities
- Eliminated supermajority voting to amend AIR's Charter and Bylaws
- > 75% of shareholders directly engaged in 2023

Committed to transparency and disclosure

GRESB — SASB STANDARDS Now part of IFRS Foundation — TCFD TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES — SUSTAINABLE DEVELOPMENT GOALS

AIR reports and validates progress with industry-recognized benchmarks, and verification methods

- GRESB: Provides validated ESG performance data and peer benchmarking
- Sustainability Accounting Standards Board: Framework for disclosure on energy management, water management, tenant sustainability, and climate change adaptation
- Task Force on Climate-related Financial Disclosure: Framework for disclosure on governance, strategy, risk management, and climate-related metrics and targets
- United Nations Sustainable Development Goals: 17 topical goals toward global sustainability
- Independent Verification: Third-party, independent assurances of goals and metrics

Recent Awards

GRESB 2022	**GRESB score of 82** • 100% in leadership and reporting • "A" in public disclosure (#2 among peers • Perfect score in social responsibility; near-perfect score in governance • 12.5% improvement in environmental performance
2022 Resident Satisfaction Kingsley Excellence	**2023** Elite Five Multifamily Company; 2nd consecutive year
TOP WORK PLACES	**2023** National Top Workplace Award • 2nd consecutive year • 10th consecutive award in Denver Regional Top Workplace Award • Philly, Denver, South Florida
builtin 2023 BEST PLACES TO WORK	**2023** Best Places to Work Award • LA, Denver, D.C., and Miami
HEALTHIEST EMPLOYERS	**2023** Healthiest Employer • Colorado and South Florida
IREM INSTITUTE OF REAL ESTATE MANAGEMENT	**IREM® Certified Sustainable** • 50 properties now certified *Goal of certifying 95% of portfolio (by IREM or otherwise) by year-end 2024 – 75% complete today*

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9 The most efficient and most effective way to allocate capital to multi-family real estate Brizo Durham, NC Appendix

10 The most efficient and most effective way to allocate capital to multi-family real estate AIR is focused on recurring and growing NOI and FCF, and FFO and AFFO The AIR business model is distinctive: • AIR emphasizes customer selection with an emphasis on stability (measured by high FICO scores) to attract “good neighbors.” At 62%, the AIR retention rate is 13% > than peer-average.(1) – As in most business, continuing customers are more profitable than new ones. In apartments, renewals are about 20% more profitable than new leases: about ~50% because renewals average ~330 bps higher rent increases than new leases and ~50% because expenses such as cleaning costs, vacancy loss, and re-leasing expenses are avoided. – Also, AIR has used technology to restructure onsite work to increase productivity. The result is fewer onsite workers and a lower total labor cost… even as individual teammates are more highly paid. For example, AIR service managers make six- figure incomes and have been employed at AIR for an average of almost ten years. – AIR cost control has kept controllable operating expenses flat for 13 years. • AIR’s NOI margins exceed the peer-average,(1) as do AIR’s FCF margins. – FCF is calculated after capital replacements (“CR”) and so avoids differences based on accounting, rather than cash costs. • AIR’s selection of higher income residents creates predictable opportunities to invest in property upgrades. Investing $80M of AFFO (retained after dividends) at low double-digit IRRs adds about 80 bps to the NOI growth rate, and about $0.01 per share to 2024 FFO and AFFO. • AIR has greater flexibility than peers(1) in reallocating capital because AIR re-set its income tax basis in 2020, and so has a reduced tax “lock-up.” AIR has been more active than peers(1) with the result of a larger % of capital allocated to new acquisitions with faster NOI and FCF growth. In Q3 2023, NOI from acquisition properties grew YoY at ~3x the rate of AIR’s Same Store portfolio. (1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

AIR's distinctive business model provides for peer-leading[(1)] results

Same Store Revenue Growth (%)[(1)(2)]


126.8
122.1
113.8
2019
2020
2021
2022
2023
Midpoint
Guidance
2024
Estimate

Same Store NOI Growth (%)[(1)(2)]


125.2
124.8
110.5
2019
2020
2021
2022
2023
Midpoint
Guidance
2024
Estimate

Property EBITDA Growth (%)[(1)(2)(3)]


135.5
132.4
107.1
2019
2020
2021
2022
2023
YTD
Annl'd

AIR Communities | Coastal Peers | Sunbelt Peers

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) 2024 Estimate for Same Store Revenue and Same Store NOI per GSA as of 11/10/2023.
(3) Property EBITDA defined as Same Store NOI less Net Property Management and G&A Expense and divided by Same Store Revenue. This metric is tracked internally by AIR as a key measure of efficiency with respect to its Same Store Portfolio. Comparison with peers is made difficult by differences in business models and accounting, and exact numbers are false precision. This metric is intended to observe that highest operating margins and lowest G&A result in superior conversion of Same Store Revenue to Property EBITDA. Guidance on Net Property Management and G&A Expense is not available for peers in 2024, and so data points are excluded.

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12 The most efficient and most effective way to allocate capital to multi-family real estate (1) Property EBITDA defined as Same Store NOI less Net Property Management and G&A Expense and divided by Same Store Revenue. This metric is tracked internally by AIR as a key measure of efficiency with respect to its Same Store Portfolio. Comparison with peers is made difficult by differences in business models and accounting, and exact numbers are false precision. This metric is intended to observe that highest operating margins and lowest G&A result in superior conversion of Same Store Revenue to Property EBITDA. Comparison of Same Store NOI and Property EBITDA margins(1)

13 The most efficient and most effective way to allocate capital to multi-family real estate Turn costs and annual capital replacement(1) in line with peers(2) • Expectation that recurring capital needs will continue to improve as paired trades reduce average age of AIR portfolio (1) Capital Replacement for AIR is defined as capital that does not increase the useful life of properties from acquisition (i.e., an offset of depreciation). (2) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA. (3) Repairs & Maintenance (“R&M”) reflects Same Store expense, per filings, divided by Same Store units or Same Store NOI. Capital Replacement for peers defined as asset preservation, recurring capex, building improvements, or equivalent, and divided by Same Store units or Same Store NOI, respectively, unless reported on a consolidated basis and then divided by total units or total NOI, respectively. Sunbelt PeersAIR Communities(1) Coastal Peers 1,3 67 1,5 05 1,6 58 1,7 35 1,8 06 1,3 33 1,4 27 1,5 38 1,6 48 1,5 90 75 6 77 8 87 6 98 0 1,0 97 1,4 34 1,4 04 1,6 73 1,7 20 1,7 26 1,5 48 1,2 96 1,5 49 1,9 28 1,9 19 1,1 10 1,1 94 1,1 39 1,3 00 1,3 12 $2,801 $2,909 $3,331 $3,455 $3,531 $2,882 $2,724 $3,087 $3,576 $3,508 $1,867 $1,971 $2,014 $2,280 $2,409 R&M Expense + Annual Capital Replacement Per Unit(1)(2)(3) R&M Expense + Annual Capital Replacement as % of NOI(1)(2)(3) 7.5% 7.4% 7.2% 7.9% 7.1% 7.6% 6.9% 8.6% 9.3% 8.6% 10 .3% 10 .8% 9.7% 10 .0% 9.7% 7.1% 7.9% 8.3% 7.6% 7.4% 6.3% 7.1% 8.1% 7.6% 7.1% 6.5% 6.6% 7.0% 6.7% 7.2% 14.6% 15.3% 15.4% 15.4% 14.5% 13.9% 14.1% 16.7% 16.9% 15.8% 16.8% 17.3% 16.8% 16.7% 16.9% Ann’l Capital Replacement R&M Expense 2019 2020 2021 2022 2023 Annl’d 2019 2020 2021 2022 2023 Annl’d 2019 2020 2021 2022 2023 Annl’d 2019 2020 2021 2022 2023 YTD 2019 2020 2021 2022 2023 YTD 2019 2020 2021 2022 2023 YTD

AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Programmatic property upgrades drive long-term value and FFO accretion

- Invest only where expected NOI enhancement generates long-term IRR of > 10% (generally ~10% yield in Year 1)
- Funded by retained earnings
- Immediate benefit to NAV; lagged, but sustained benefit to FFO

- **K&B projects target ~1,500 apartment homes annually**
  - Transacted new lease rent growth of ~5-6% in 2023 includes ~75 bps benefit from K&B activity
  - Affluent residents finance upgrades through higher rents
- **~50% of Same Store units currently eligible for K&B upgrades**
  - Embedded pipeline potential of ~6 years
- **Increasing % being invested in efficiency projects**
  - In-unit LED, smart lighting, greater security at access points, parking, etc. increase customer satisfaction and reduce costs
  - Investments into customer safety and monitoring (*e.g.*, for water leaks, temperature, and humidity) also lowers insurance premiums
- **Relative contribution to NOI growth expected to be more pronounced as rent growth returns to long-term trend**

2023 Capital Enhancement[1] Guidance: ~$70-80M

Programmatic use of capital that can be adjusted subject to market conditions


$80M
$88M
~$70-80M
17%
1%
82%
14%
4%
81%
13%
8%
79%
2021
2022
2023E
K&Bs
Efficiency Projects
Other CE

A sustained, annual CE investment program of ~$75M (±) can enhance AIR's NAV by > 10% on a NPV basis

(1) Capital enhancements ("CE") includes kitchen and bath remodeling, energy conservation projects, and investments in longer-lived materials designed to reduce costs. CE does not significantly disrupt property operations.

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15 The most efficient and most effective way to allocate capital to multi-family real estate Additional commentary on supply • There is no “national” market for apartment supply and demand; rather, there are numerous submarkets and specific locations. The charts that follow show TTM permitting by metropolitan areas where AIR owns apartments. Minneapolis is omitted because AIR seeks to sell the single property owned there. Out of the dozen: – Seven have TTM permits < 2% of existing apartment inventory, often used as a rough benchmark for a healthy level of additions to match expected population and household growth, net of demolitions. Those six are Fort Lauderdale, Los Angeles, Orange County, Philadelphia, San Diego, San Francisco, and San Jose where a total 50% of AIR GAV is located. In Orange County where there are starts < 2% of inventory, two buildings are under construction near to the AIR property at 3400 Avenue of the Arts. – Two have permits > 2% but < 3%. These are Boston (2.3%) and the District of Columbia (2.1%) where a total of 22% of AIR GAV is located. In each of these three markets, the location and rent levels of AIR properties, as compared to the location and rents of new supply, reduces the impact of that new supply. – The remaining three have permits > 3% but < 5%. These three are Denver (3.4%), Miami (4.9%), and Raleigh-Durham (4.3%) where a total of 26% of AIR GAV is located. Here too, the location of AIR properties as compared to the location and rents of new supply reduces the impact of that new supply. In Denver, the impact is limited to the new supply near, but off, the Anschutz Medical Campus (3% of AIR GAV); in Miami, it is limited to the new supply in Edgewater, inland from the waterfront, and impacting Bay Parc and Watermarc (4% of AIR GAV); and, in Raleigh-Durham, all is exposed to new supply (1% of AIR GAV). • Competitive new supply is a familiar part of apartment investment. AIR adjusts operating plans for each property in consideration of its specific circumstances.

16 The most efficient and most effective way to allocate capital to multi-family real estate Trailing 12-month permit activity(1) (1) Reflects GSA 5+ permit data through October 2023. Trailing 12-month permits(1) MiamiLos AngelesFort Lauderdale DenverDC MetroBoston 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Ja n- 06 Ju l-0 6 Ja n- 07 Ju l-0 7 Ja n- 08 Ju l-0 8 Ja n- 09 Ju l-0 9 Ja n- 10 Ju l-1 0 Ja n- 11 Ju l-1 1 Ja n- 12 Ju l-1 2 Ja n- 13 Ju l-1 3 Ja n- 14 Ju l-1 4 Ja n- 15 Ju l-1 5 Ja n- 16 Ju l-1 6 Ja n- 17 Ju l-1 7 Ja n- 18 Ju l-1 8 Ja n- 19 Ju l-1 9 Ja n- 20 Ju l-2 0 Ja n- 21 Ju l-2 1 Ja n- 22 Ju l-2 2 Ja n- 23 Ju l-2 3 Trailing 12-Month Permits Trailing 12-Month 5+ Permits (Right Axis) % of Inventory (Left Axis) 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Ja n- 06 Ju l-0 6 Ja n- 07 Ju l-0 7 Ja n- 08 Ju l-0 8 Ja n- 09 Ju l-0 9 Ja n- 10 Ju l-1 0 Ja n- 11 Ju l-1 1 Ja n- 12 Ju l-1 2 Ja n- 13 Ju l-1 3 Ja n- 14 Ju l-1 4 Ja n- 15 Ju l-1 5 Ja n- 16 Ju l-1 6 Ja n- 17 Ju l-1 7 Ja n- 18 Ju l-1 8 Ja n- 19 Ju l-1 9 Ja n- 20 Ju l-2 0 Ja n- 21 Ju l-2 1 Ja n- 22 Ju l-2 2 Ja n- 23 Ju l-2 3 Trailing 12-Month Permits Trailing 12-Month 5+ Permits (Right Axis) % of Inventory (Left Axis) 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Ja n- 06 Ju l-0 6 Ja n- 07 Ju l-0 7 Ja n- 08 Ju l-0 8 Ja n- 09 Ju l-0 9 Ja n- 10 Ju l-1 0 Ja n- 11 Ju l-1 1 Ja n- 12 Ju l-1 2 Ja n- 13 Ju l-1 3 Ja n- 14 Ju l-1 4 Ja n- 15 Ju l-1 5 Ja n- 16 Ju l-1 6 Ja n- 17 Ju l-1 7 Ja n- 18 Ju l-1 8 Ja n- 19 Ju l-1 9 Ja n- 20 Ju l-2 0 Ja n- 21 Ju l-2 1 Ja n- 22 Ju l-2 2 Ja n- 23 Ju l-2 3 Trailing 12-Month Permits Trailing 12-Month 5+ Permits (Right Axis) % of Inventory (Left Axis) 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Ja n- 06 Ju l-0 6 Ja n- 07 Ju l-0 7 Ja n- 08 Ju l-0 8 Ja n- 09 Ju l-0 9 Ja n- 10 Ju l-1 0 Ja n- 11 Ju l-1 1 Ja n- 12 Ju l-1 2 Ja n- 13 Ju l-1 3 Ja n- 14 Ju l-1 4 Ja n- 15 Ju l-1 5 Ja n- 16 Ju l-1 6 Ja n- 17 Ju l-1 7 Ja n- 18 Ju l-1 8 Ja n- 19 Ju l-1 9 Ja n- 20 Ju l-2 0 Ja n- 21 Ju l-2 1 Ja n- 22 Ju l-2 2 Ja n- 23 Ju l-2 3 Trailing 12-Month Permits Trailing 12-Month 5+ Permits (Right Axis) % of Inventory (Left Axis) 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Ja n- 06 Ju l-0 6 Ja n- 07 Ju l-0 7 Ja n- 08 Ju l-0 8 Ja n- 09 Ju l-0 9 Ja n- 10 Ju l-1 0 Ja n- 11 Ju l-1 1 Ja n- 12 Ju l-1 2 Ja n- 13 Ju l-1 3 Ja n- 14 Ju l-1 4 Ja n- 15 Ju l-1 5 Ja n- 16 Ju l-1 6 Ja n- 17 Ju l-1 7 Ja n- 18 Ju l-1 8 Ja n- 19 Ju l-1 9 Ja n- 20 Ju l-2 0 Ja n- 21 Ju l-2 1 Ja n- 22 Ju l-2 2 Ja n- 23 Ju l-2 3 Trailing 12-Month Permits Trailing 12-Month 5+ Permits (Right Axis) % of Inventory (Left Axis) 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Ja n- 06 Ju l-0 6 Ja n- 07 Ju l-0 7 Ja n- 08 Ju l-0 8 Ja n- 09 Ju l-0 9 Ja n- 10 Ju l-1 0 Ja n- 11 Ju l-1 1 Ja n- 12 Ju l-1 2 Ja n- 13 Ju l-1 3 Ja n- 14 Ju l-1 4 Ja n- 15 Ju l-1 5 Ja n- 16 Ju l-1 6 Ja n- 17 Ju l-1 7 Ja n- 18 Ju l-1 8 Ja n- 19 Ju l-1 9 Ja n- 20 Ju l-2 0 Ja n- 21 Ju l-2 1 Ja n- 22 Ju l-2 2 Ja n- 23 Ju l-2 3 Trailing 12-Month Permits Trailing 12-Month 5+ Permits (Right Axis) % of Inventory (Left Axis)

17 The most efficient and most effective way to allocate capital to multi-family real estate Trailing 12-month permit activity(1) (cont’d) (1) Reflects GSA 5+ permit data through October 2023. Orange County Philadelphia San JoseSan FranciscoSan Diego Raleigh Durham 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Ja n- 06 Ju l-0 6 Ja n- 07 Ju l-0 7 Ja n- 08 Ju l-0 8 Ja n- 09 Ju l-0 9 Ja n- 10 Ju l-1 0 Ja n- 11 Ju l-1 1 Ja n- 12 Ju l-1 2 Ja n- 13 Ju l-1 3 Ja n- 14 Ju l-1 4 Ja n- 15 Ju l-1 5 Ja n- 16 Ju l-1 6 Ja n- 17 Ju l-1 7 Ja n- 18 Ju l-1 8 Ja n- 19 Ju l-1 9 Ja n- 20 Ju l-2 0 Ja n- 21 Ju l-2 1 Ja n- 22 Ju l-2 2 Ja n- 23 Ju l-2 3 Trailing 12-Month Permits Trailing 12-Month 5+ Permits (Right Axis) % of Inventory (Left Axis) 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Ja n- 06 Ju l-0 6 Ja n- 07 Ju l-0 7 Ja n- 08 Ju l-0 8 Ja n- 09 Ju l-0 9 Ja n- 10 Ju l-1 0 Ja n- 11 Ju l-1 1 Ja n- 12 Ju l-1 2 Ja n- 13 Ju l-1 3 Ja n- 14 Ju l-1 4 Ja n- 15 Ju l-1 5 Ja n- 16 Ju l-1 6 Ja n- 17 Ju l-1 7 Ja n- 18 Ju l-1 8 Ja n- 19 Ju l-1 9 Ja n- 20 Ju l-2 0 Ja n- 21 Ju l-2 1 Ja n- 22 Ju l-2 2 Ja n- 23 Ju l-2 3 Trailing 12-Month Permits Trailing 12-Month 5+ Permits (Right Axis) % of Inventory (Left Axis) 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Ja n- 06 Ju l-0 6 Ja n- 07 Ju l-0 7 Ja n- 08 Ju l-0 8 Ja n- 09 Ju l-0 9 Ja n- 10 Ju l-1 0 Ja n- 11 Ju l-1 1 Ja n- 12 Ju l-1 2 Ja n- 13 Ju l-1 3 Ja n- 14 Ju l-1 4 Ja n- 15 Ju l-1 5 Ja n- 16 Ju l-1 6 Ja n- 17 Ju l-1 7 Ja n- 18 Ju l-1 8 Ja n- 19 Ju l-1 9 Ja n- 20 Ju l-2 0 Ja n- 21 Ju l-2 1 Ja n- 22 Ju l-2 2 Ja n- 23 Ju l-2 3 Trailing 12-Month Permits Trailing 12-Month 5+ Permits (Right Axis) % of Inventory (Left Axis) 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Ja n- 06 Ju l-0 6 Ja n- 07 Ju l-0 7 Ja n- 08 Ju l-0 8 Ja n- 09 Ju l-0 9 Ja n- 10 Ju l-1 0 Ja n- 11 Ju l-1 1 Ja n- 12 Ju l-1 2 Ja n- 13 Ju l-1 3 Ja n- 14 Ju l-1 4 Ja n- 15 Ju l-1 5 Ja n- 16 Ju l-1 6 Ja n- 17 Ju l-1 7 Ja n- 18 Ju l-1 8 Ja n- 19 Ju l-1 9 Ja n- 20 Ju l-2 0 Ja n- 21 Ju l-2 1 Ja n- 22 Ju l-2 2 Ja n- 23 Ju l-2 3 Trailing 12-Month Permits Trailing 12-Month 5+ Permits (Right Axis) % of Inventory (Left Axis) 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Ja n- 06 Ju l-0 6 Ja n- 07 Ju l-0 7 Ja n- 08 Ju l-0 8 Ja n- 09 Ju l-0 9 Ja n- 10 Ju l-1 0 Ja n- 11 Ju l-1 1 Ja n- 12 Ju l-1 2 Ja n- 13 Ju l-1 3 Ja n- 14 Ju l-1 4 Ja n- 15 Ju l-1 5 Ja n- 16 Ju l-1 6 Ja n- 17 Ju l-1 7 Ja n- 18 Ju l-1 8 Ja n- 19 Ju l-1 9 Ja n- 20 Ju l-2 0 Ja n- 21 Ju l-2 1 Ja n- 22 Ju l-2 2 Ja n- 23 Ju l-2 3 Trailing 12-Month Permits Trailing 12-Month 5+ Permits (Right Axis) % of Inventory (Left Axis) 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Ja n- 06 Ju l-0 6 Ja n- 07 Ju l-0 7 Ja n- 08 Ju l-0 8 Ja n- 09 Ju l-0 9 Ja n- 10 Ju l-1 0 Ja n- 11 Ju l-1 1 Ja n- 12 Ju l-1 2 Ja n- 13 Ju l-1 3 Ja n- 14 Ju l-1 4 Ja n- 15 Ju l-1 5 Ja n- 16 Ju l-1 6 Ja n- 17 Ju l-1 7 Ja n- 18 Ju l-1 8 Ja n- 19 Ju l-1 9 Ja n- 20 Ju l-2 0 Ja n- 21 Ju l-2 1 Ja n- 22 Ju l-2 2 Ja n- 23 Ju l-2 3 Trailing 12-Month Permits Trailing 12-Month 5+ Permits (Right Axis) % of Inventory (Left Axis)

18 The most efficient and most effective way to allocate capital to multi-family real estate Forward-Looking Statements / Non-GAAP Measures This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically forecasts of 2023 and/or 2024 results, including but not limited to: Pro forma FFO and selected components thereof; AIR’s ability to maintain current or meet projected occupancy, rental rate, and property operating results; operating performance of acquisition communities; expectations regarding dispositions and the use of proceeds thereof; expectations regarding acquisitions; and liquidity and leverage metrics. We caution investors not to place undue reliance on any such forward-looking statements. These forward-looking statements are based on management’s judgment as of this date, which is subject to risks and uncertainties. Risks and uncertainties that could cause actual results to differ materially from our expectations include, but are not limited to, real estate and operating risks, including fluctuations in real estate values and the general economic climate in the markets in which we operate and competition for residents in such markets; national and local economic conditions, including inflation, the pace of job growth and the level of unemployment; the timing and effects of acquisitions and dispositions; changes in operating costs, insurance risks, including the cost of insurance, and those described from time to time in filings by AIR with the Securities and Exchange Commission (“SEC”), including in the section entitled “Risk Factors” in Item 1A of AIR’s Annual Report on Form 10-K for the year ended December 31, 2022, and the “Risk Factors” section of registration statements filed with the Securities and Exchange Commission. Readers should carefully review AIRs financial statements and the notes thereto, as well as the documents AIR files from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These forward-looking statements reflect management’s judgment as of this date, and AIR assumes no obligation to revise or update them to reflect future events or circumstances.